Exhibit 99.2

[LOGO] BANK OF SCOTLAND
              CORPORATE




                                BANK OF SCOTLAND

                                   funding of

                                   $5,000,000

                                       to

                                  SIMCLAR, INC.



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[LOGO] BANK OF SCOTLAND
      CORPORATE BANKING

                                              Bank of Scotland
                                              Corporate Banking
                                              4th Floor
                                              New Uberior House
                                              11 Earl Grey Street
                                              Edinburgh  EH3 9BN
                                              For the attention of Peter Gordon
Simclar, Inc. (formerly known as
Techdyne, Inc.)
Commission File No. 0-14659                   Telephone: 0131 659 0846
2230 West 77th Street                         Fax:       0131 659 0863
Hialeah
Florida 33016
United States of America
                                                                 14 October 2004

Dear Sirs

BANKING FACILITIES

We refer to the agreement between ourselves and Simclar, Inc. as Borrower constituted by our offer of facilities dated 2nd October 2001 and accepted by you on 9th October 2001 as amended by amendment letters dated 25 July 2002 and 10 November 2003 (the "Facility Letter") in terms of which we made available to you working capital facilities (the "Facilities") subject to the terms and conditions set out in the Facility Letter. We are writing to you to set out the terms on which the Facility Letter is to be amended.

1.       Definitions

         Words and expressions used in this letter shall, except where the context otherwise requires, bear the same meaning as in the Facility Letter.

2.       Facilities

         The parties agree and acknowledge that on the date referred to above the Facilities are a working capital facility with a limit of $5,000,000.

3.       Amendments

3.1. Subject to the terms of clause 4 below, the Facility Letter shall be amended as follows:-

         (a) in Clause 2.2.1 the figure "US$3,000,000" shall be deleted and replaced with "US$5,000,000";

         (b) in Clause 2.3.1 the date "30 September 2004" shall be deleted and replaced with "30 September 2005";

         (c) in Clauses 3.1.4 and 3.1.5 the reference to clause "3.6" shall be deleted and replaced with "3.1.6".


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3.2.     Except as herein expressly amended, the terms and conditions of the
         Facility Letter are hereby confirmed and any reference in the Facility Letter to "this letter" (or similar phrases) shall, unless the context otherwise requires, be read and construed as a reference to the Facility Letter as amended by this letter and all Security Documents shall continue to secure all sums due to BoS by the Borrower under the Facility Letter as hereby amended.

4.       Conditions Precedent

4.1. Subject to Clause 4.2, Clause 3 shall not come into effect unless BoS has confirmed in writing to the Borrower that:-

         (a) BoS is satisfied that no Event of Default (as defined in the Agreement) has occurred and is continuing unwaived

         (c) BoS has received a certificate in the form set out in the Schedule to this letter executed by a director of the Borrower.

4.2. If BoS does not confirm to the Borrower in terms of Clause 4.1 on or prior to 29 October 2004 (or such other date as may be agreed in writing by BoS from time to time) then this letter will lapse and the amendments to be made in terms hereof will be of no effect.

5.       Miscellaneous

5.1. No failure or delay by BoS in exercising any right or remedy under any BoS Document shall operate as a waiver, and no single or partial exercise shall prevent further exercise, of any right or remedy.

5.2. If at any time any provision of this letter is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability or such provision under the law of any other jurisdiction shall in any way be affected or impaired.

5.3.     The Schedule referred to in this letter shall form part of this letter.

5.4.     This letter is a BoS Document.

6.       Costs and Expenses

6.1. The Borrower will pay or reimburse to BoS (on a full indemnity basis) all reasonable legal, accountancy, valuation, due diligence and other fees, costs and expenses or tax charged to or incurred by BoS in connection with this letter (including the amendment, waiver, enforcement or preservation of the BoS rights) on demand. The Borrower authorises BoS to debit any operating account it has with BoS with the amount of any such fees, costs, expenses or tax which is payable from time to time.


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7.       Law

7.1. This letter will be governed by and construed according to Scottish law and the Borrower submits to the jurisdiction of the Scottish Courts.

Please indicate your acceptance of the terms of this letter by executing and returning the enclosed copy.


Yours faithfully


/s/ Kate Crawford
FOR AND ON BEHALF OF
THE GOVERNOR AND COMPANY
OF THE BANK OF SCOTLAND


Agreed and accepted for and on behalf of Simclar, Inc. by

/s/ Samuel John Russell, Director

/s/ John Ian Durie, Director

Date: 14 October 2004


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   This is the Schedule referred to in the preceding amendment letter between
                  BoS and Simclar, Inc. dated 14 October 2004


                                  THE SCHEDULE

                             DIRECTOR'S CERTIFICATE

                                  SIMCLAR, INC.

I, John Ian Durie, a Director of Simclar, Inc., a Florida corporation (the "Corporation"), pursuant to that certain Facility Letter, dated as of 2nd October 2001 (as may be amended, modified, extended or restated from time to time the "Facility Letter"; all capitalized terms which are used herein but not otherwise defined herein shall have the meanings respectively assigned to them under the Facility Letter), by and among Simclar, Inc. as Borrower and The Governor and Company of the Bank of Scotland, do hereby certify the following:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the Certificate of Incorporation of the Corporation as filed with the Florida Secretary of State, together with all amendments thereto adopted through the date hereof.

2. Attached hereto as Exhibit B is a true, correct; and complete copy of the Certificate of Good Standing of the Corporation dated o from the Secretary of State of the State of Florida.

3. Attached hereto as Exhibit C are true and complete copies of the resolutions adopted by the Board of Directors of the Corporation by written consent, which resolutions authorize and approve, among other things, the execution, delivery and performance of the Facility Letter, the amendment letter dated o October 2004 amending the terms of the Facility Letter (the "Amendment Letter") and the other financing documents to which the Corporation is a party and all other instruments and documents to be executed and delivered on behalf of the Corporation pursuant to the Facility Letter, the Amendment Letter and such other financing documents, none of which resolutions have been amended, modified or revoked and all of which are in full force and effect on the date hereof.

4. Attached hereto as Exhibit D is a true, correct and complete copy of the By-laws of the Corporation. Such By-laws have not been amended, modified, supplemented or rescinded and are in full force and effect on and as of the date hereof

5. The persons named below have been duly elected and have duly qualified as, and on this day are, officers of the Corporation and hold the offices set forth opposite their names below, and the signatures set forth opposite their names below are their genuine signatures:


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Name                       Title                     Signature
----                       -----                     ---------

John Ian Durie             Director                  /s/ John Ian Durie

Samuel John Russell        Chief Executive Officer   /s/ Samuel John Russell

IN WITNESS WHEREOF, I have signed this Certificate this 14 day of October, 2004. SIMCLAR, INC.

By: /s/ John Ian Durie

Name: John Ian Durie

Title: Director

I, Samuel John Russell, the Chief Executive Officer of the Corporation, do hereby certify that John Ian Durie has been duly elected and has duly qualified as, and on this day is, a Director of the Corporation and the signature above is his genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate this 14 day of October, 2004.


SIMCLAR, INC.

By: /s/ Samuel John Russell

Name: Samuel John Russell